UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12
Brocade Communications Systems, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

COMPANY # [number] [control number]
BROCADE COMMUNICATIONS SYSTEMS, INC.
2008 ANNUAL MEETING OF STOCKHOLDERS
Thursday, April 10, 2008
2:00 p.m. Pacific Time
1745 Technology Drive
San Jose, California 95110
Directions to the Brocade Communications Systems, Inc. 2008 Annual Meeting are available in the proxy statement which can be viewed at www.ematerials.com/brcd.
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on April 10, 2008.
Notice is hereby given that the Annual Meeting of Stockholders of Brocade Communications Systems, Inc. will be held at 1745 Technology Drive, San Jose, California on Thursday, April 10, 2008 at 2:00 p.m. Pacific Time.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The combined Notice of 2008 Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K are available at www.ematerials.com/brcd
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before March 28, 2008 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.
The Board of Directors recommends that you vote FOR the following proposals:

1.	Election of Directors

	01 John W. Gerdelman	02 Glenn C. Jones	03 Michael Klayko

2.	Amendment to the 1999 Director Option Plan

3.	Ratification of appointment of KPMG LLP as independent auditors of Brocade Communications Systems, Inc. for the fiscal year ending October 25, 2008

You may immediately vote your proxy on the Internet at: www.eproxy.com/brcd
[Stockholder Name and Address]	•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 9, 2008.
	•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet — Access the Internet and go to www.ematerials.com/brcd. Follow the instructions to log in, and order copies.

Telephone — Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email — Send us an email at ep@ematerials.com with “brcd Materials Request” in the subject line. The email must include:

•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number or Tax ID number in the email.